UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2009

NUMOBILE, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-30949	61-1342734
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2520 South Third Street #206
Louisville, KY 40208
(Address of principal executive offices) (zip code)

(502) 636-2807
 (Registrant's telephone number, including area code)

Copies to:
Andrea Cataneo, Esq.
Jeff Cahlon, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

 (Former name and address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to Form 8-K amends NuMobile, Inc.’s Current Report on Form 8-K filed September 18, 2009, to include the requisite financial statements and pro forma financial information.

Item 9.01 Financial Statements and Exhibits

(a)   Financial statements of business acquired.  See Exhibit 99.1.
(b)   Pro forma financial information.  See Exhibit 99.2.
(c)   Shell Company Transactions. Not applicable.
(d)   Exhibits. See the Exhibit Index set forth below for a list of exhibits included with this Current Report on Form 8-K/A.

Exhibit Index

Exhibit Number	Description
99.1	Financial Statements of Enhance Network Communication, Inc.
99.2	Pro Forma financial information

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUMOBILE, INC.

Dated: April 12, 2010	By:	/s/ James Tilton
	Name:	James Tilton
	Title:	Chief Executive Officer

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